UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) July 3, 2003


                            MOBILE NATION, INC.
             (Exact name of registrant as specified in charter)


            Nevada                                          68-0427395
(State of other jurisdiction of                          (I.R.S.Employer
incorporation or organization)                        Identification Number)


                                2475 Arden Street
                               Las Vegas, NV 89102
               (Address of Principal Executive Office) (Zip Code)


                                  702-292-1746
                (Registrant's Executive Office Telephone Number)

                              WOLFSTONE CORPORATION
                   18826 North Lower Sacramento Road, Suite E.
                              Woodbridge, CA 95258
               --------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Pursuant to an Acquisition Agreement dated June 16, 2003 between registrant and Mobile Nation, Inc., Mobile was issued 4,000,000 shares of common stock of registrant. This gives Mobile's shareholders control over approximately 97% of the issued and outstanding common stock.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to an Acquisition Agreement dated June 16, 2003 between registrant and Mobile Nation, Inc., Mobile was issued 4,000,000 shares of common stock of registrant This gives Mobile's shareholders control over approximately 97% of the issued and outstanding common stock.

     Mobile Nation, Inc. is a Nevada based Company with the vision of providing portable wireless broadband services, utilizing "advanced wireless" technologies. The current broadband deployments of DSL and cable providers have proven with certainty market demand, and have established cornerstones for analyzing the economics of the broadband business. With a significantly lower cost structure than any other broadband technology, and the ability to offer advanced services based on portability and mobility, the Mobile Nation plan offers a compelling business opportunity above and beyond what exists in the current broadband market place.

     Mobile Nation's strategic plan is to become a leader in the deployment and operations of wireless broadband networks beginning with a flagship deployment in Las Vegas, Nevada. To achieve this goal, the Company has formed strategic alliances with industry leaders, and has made key acquisitions of supporting technology infrastructure. The Mobile Nation plan will rely on the unique ability of the wireless technology to deliver mainstream broadband wireless services to capture market share where traditional providers cannot provide service, as well as execute on a customer acquisition strategy that capitalizes on the ability for self installation, ease of use and mobility. In addition, the Mobile Nation service will be positioned as a wholesale opportunity for traditional dial up carriers to expand their footprint quickly without a dependency on the current incumbent Cable and DSL providers.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     The transaction between Wolfstone and FreeGolfStats.com initiated in September of 2002 was terminated in May of 2003. As such the name change to FreeGolfStats.com was terminated. The reverse split of the stock which had been initiated pursuant to such transaction was left intact.

     Pursuant to the above acquisitions and changes in control, the following have been appointed as the new officers and directors of registrant:

Rob Roy President, and Chief Executive Officer
Curt Miller, Chief Operating Officer, Director
Michael McGhee, Chief Technology Officer, Director
Neal Armstrong, Chief Financial Officer, Director
John Pretto, Executive Vice President Technology, Secretary, Director Rex Morden, Executive Vice President of Corporate Finance, Director

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Nichole Rolfe, the sole officer and director of registrant resigned pursuant to the above change in control.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Financial statement reflecting the acquisitions in Item 2 will be included in an amendment to this 8k.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOBILE NATION, INC.

                                        By
                                           -----------------------------
                                            John Pretto, Secretary


Date: July 20, 1003